                                                                               .
                                                                               .
                                                                               .

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                          $            -
Available Funds:
     Contract payments received in this period                                              $ 1,316,601.84
     Sales, Use and Property Tax, Maintenance, Late Charges                                 $   132,432.33
     Prepayment Amount related to early termination in this period                          $   200,213.29
     Servicer Advance                                                                       $            -
     Proceeds received from recoveries on previously Defaulted Contracts                    $    43,876.28
     Proceeds on closed accounts (Chargeoffs/Settlements)                                   $            -
     Transfer from Reserve Account                                                          $            -
     Interest Earned on Collection Account                                                  $     1,000.23
     Interest Earned on CSA Reserve Account                                                 $         9.94
     Funds allocated if shortfall exists from the CSA Reserve Account                       $            -
     Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution        $            -
     Amounts paid under Insurance Policies                                                  $            -
     Any other amounts                                                                      $            -

                                                                                            --------------
     Total Available Funds                                                                  $ 1,694,133.91
     Less Amounts to be Retained in Collection Account                                      $            -
                                                                                            --------------
     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                                              $ 1,694,133.91
                                                                                            ==============

     DISTRIBUTION OF FUNDS:

     1.  To Trustee-Fees & Expenses                                                         $     3,217.64
     2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances         $            -
     3.  To Servicer, Tax, Maintenance, Late Charges                                        $   132,432.33
     4.  To Servicer, Servicing Fee and other Servicing Compensations                       $    68,944.94
     5.  To Noteholders
         Class A1 Interest                                                                  $            -
         Class A2 Interest                                                                  $            -
         Class A3 Interest                                                                  $            -
         Class A4 Interest                                                                  $   139,623.65
         Class B Interest                                                                   $     4,871.37
         Class C Interest                                                                   $     9,976.73
         Class D Interest                                                                   $     7,338.12
         Class E Interest                                                                   $    12,061.17
         Class A1 Principal                                                                 $            -
         Class A2 Principal (distributed after A1 Note matures)                             $            -
         Class A3 Principal (distributed after A2 Note matures)                             $            -
         Class A4 Principal (distributed after A3 Note matures)                             $ 1,315,667.96
         Class B Principal                                                                  $            -
         Class C Principal                                                                  $            -
         Class D Principal                                                                  $            -
         Class E Principal                                                                  $            -
     6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
         (Provided no Amortization Event),                                                  $            -
     7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
         a)  Residual Interest (Provided no Restricting or Amortization Event in effect)    $            -
         b)  Residual Principal (Provided no Restricting or Amortization Event in effect)   $            -
         c)  Reserve Account Distribution (Provided no Restricting or Amortization
             Event in effect)                                                               $            -
                                                                                            --------------
     TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                                              $ 1,694,133.91
                                                                                            ==============
     End of Period Collection Account Balance (Includes Payments in Advance &
      Restricting Event Funds (If any))                                                     $            -
                                                                                            ==============

II.  RESERVE ACCOUNT

     Beginning Balance                                                                      $            -
       -Add Investment Earnings                                                             $            -
       -Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)      $            -
       -Less Distribution to Certificate Account                                            $            -
                                                                                            --------------
     End of Period Balance                                                                  $            -
                                                                                            ==============
     Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
     Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances
       (Provided no Amortization Event))                                                    $            -

     CSA RESERVE ACCOUNT

     Aggregate Beginning Balance*                                                                                 $   492,909.57
       -Add Aggregate Investment Earnings                                                                         $       317.49
       -Add Series 1999-2 Amounts Deposited                                                                       $    12,516.00
       -Add Amounts Deposited for All Other Securitizations                                                       $   173,709.76
                                                                                                                  --------------
     SubTotal Available Funds                                                                                     $   679,452.82

     Amount Available to this series for payment of Claims based on Note
      Balances of all securitizations                                                       $    15,360.57

       -Less Total Claims submitted for Series 1999-2                                                             $       (70.44)
       -Less Current Month Claims submitted for all other deals                                                   $   (77,513.15)
       -Less Transfer of Investment Earnings to Available Funds
          for all Securitizations                                                                                 $      (317.49)
                                                                                                                  --------------
     Aggregate End of Period Balance                                                                              $   601,551.74
                                                                                                                  ==============

*The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

III.  CLASS A NOTE AGGREGATE PRINCIPAL BALANCE

      Beginning Aggregate Principal Balance of the
        Class A Notes                                                                     $ 23,206,146.93

      Class A Overdue Interest, If Any                                                    $             -
      Class A Monthly Interest                                                            $    139,623.65
      Class A Overdue Principal, If Any                                                   $             -
      Class A Monthly Principal                                                           $  1,315,667.96
                                                                                          ---------------
      Ending Aggregate Principal Balance of the
        Class A Notes                                                                     $ 21,890,478.97
                                                                                          ===============

IV.   CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
            Class A1                                                                      $             -
            Class A2                                                                      $             -
            Class A3                                                                      $             -
            Class A4                                                                      $ 23,206,146.93
                                                                                          ---------------
                                                                                          $ 23,206,146.93

      Class A Monthly Interest
            Class A1 (Actual Number Days/360)                                             $             -
            Class A2                                                                      $             -
            Class A3                                                                      $             -
            Class A4                                                                      $    139,623.65

      Class A Monthly Principal
            Class A1                                                                      $             -
            Class A2                                                                      $             -
            Class A3                                                                      $             -
            Class A4                                                                      $  1,315,667.96
                                                                                          ---------------
                                                                                          $  1,315,667.96

      Ending Principal Balance of the Class A Notes
            Class A1                                                                      $             -
            Class A2                                                                      $             -
            Class A3                                                                      $             -
            Class A4                                                                      $ 21,890,478.97
                                                                                          ---------------
                                                                                          $ 21,890,478.97
                                                                                          ===============
                                                               CUSIP 233334NAD0
      CLASS A4

      Interest Paid Per $1,000                         Original Face $99,051,000                1.4096137
      Principal Paid Per $1,000                        Original Face $99,051,000               13.2827328
      Ending Principal                                    Balance Factor                        0.2210021

V.    CLASS B NOTE PRINCIPAL BALANCE                           CUSIP 23334NAE8

      Beginning Principal Balance of the Class B Notes                                    $    800,772.51

      Class B Overdue Interest, If Any                                                    $             -
      Class B Monthly Interest                                                            $      4,871.37
      Class B Overdue Principal, If Any                                                   $             -
      Class B Monthly Principal                                                           $             -
                                                                                          ---------------
      Ending Principal Balance of the Class B Notes                                       $    800,772.51
                                                                                          ===============

      Interest Paid Per $1,000                         Original Face $4,054,000                 1.2016197
      Principal Paid Per $1,000                        Original Face $4,054,000                 0.0000000
      Ending Principal                                    Balance Factor                        0.1975265

VI.   CLASS C NOTE PRINCIPAL BALANCE                           CUSIP 23334NAF5

      Beginning Principal Balance of the Class C Notes                                    $  1,600,545.00

      Class C Overdue Interest, If Any                                                    $             -
      Class C Monthly Interest                                                            $      9,976.73
      Class C Overdue Principal, If Any                                                   $             -
      Class C Monthly Principal                                                           $             -
                                                                                          ---------------
      Ending Principal Balance of the Class C Notes                                       $  1,600,545.00
                                                                                          ===============

      Interest Paid Per $1,000                         Original Face $8,107,000                 1.2306316
      Principal Paid Per $1,000                        Original Face $8,107,000                 0.0000000
      Ending Principal                                     Balance Factor                       0.1974275

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

VII.  CLASS D NOTE PRINCIPAL BALANCE                         CUSIP 23334NAG3

      Beginning Principal Balance of the Class D Notes                                    $  1,067,363.34

      Class D Overdue Interest, If Any                                                    $             -
      Class D Monthly Interest                                                            $      7,338.12
      Class D Overdue Principal, If Any                                                   $             -
      Class D Monthly Principal                                                           $             -
                                                                                          ---------------
      Ending Principal Balance of the Class D Notes                                       $  1,067,363.34
                                                                                          ===============

      Interest Paid Per $1,000                     Original Face $5,405,000                     1.3576546
      Principal Paid Per $1,000                    Original Face $5,405,000                     0.0000000
      Ending Principal                               Balance Factor                             0.1974770

VIII. CLASS E NOTE PRINCIPAL BALANCE                         CUSIP 23334NAH1

      Beginning Principal Balance of the Class E Notes                                    $  1,333,954.19

      Class E Overdue Interest, If Any                                                    $             -
      Class E Monthly Interest                                                            $     12,061.17
      Class E Overdue Principal, If Any                                                   $             -
      Class E Monthly Principal                                                           $             -
                                                                                          ---------------
      Ending Principal Balance of the Class E Notes                                       $  1,333,954.19
                                                                                          ===============

      Interest Paid Per $1,000                     Original Face $6,756,000                     1.7852530
      Principal Paid Per $1,000                    Original Face $6,756,000                     0.0000000
      Ending Principal                                Balance Factor                            0.1974473

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance                                                $             -

      Residual Interest                                                                   $             -
      Residual Principal                                                                  $             -
                                                                                          ---------------
      Ending Residual Principal Balance                                                   $             -
                                                                                          ===============

X.    PAYMENT TO SERVICER

        -Collection period Servicer Fee                                                   $     68,944.94
        -Servicer Advances Reimbursement                                                  $             -
        -Tax, Maintenance, Late Charges, and other amounts                                $    132,432.33
                                                                                          ---------------
      Total amounts due to Servicer                                                       $    201,377.27
                                                                                          ===============

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A (SEE EXHIBIT B)

  Aggregate Discounted Contract Balance at the  beginning of the related
     Collection Period                                                                                        $ 13,358,371.42

     Portion of ADCB at the BEGINNING of the related Collection Period that
       is Current                                                                        $ 12,482,754.54
     Portion of ADCB  at the BEGINNING of the related Collection Period that
       is Delinquent Payments                                                            $    875,616.88

     Portion of ADCB at the END of the related Collection Period that is Current         $  9,198,604.68
     Portion of ADCB  at the END of the related Collection Period that is \
       Delinquent Payments                                                               $    409,055.91
                                                                                                              ---------------
  Aggregate Discounted Contract Balance at the end of the related Collection Period                           $  9,607,660.59
                                                                                                              ===============

  Decline in Aggregate Discounted Contract Balance                                                            $  3,750,710.83

POOL B (SEE EXHIBIT C)

  Aggregate Discounted Contract Balance at the beginning of the related
   Collection Period                                                                                          $  3,844,324.34

     Portion of ADCB at the BEGINNING of the related Collection Period that
     is Current                                                                           $ 3,717,962.28
     Portion of ADCB  at the BEGINNING of the related Collection Period that
     is Delinquent Payments                                                               $   126,362.06

     Portion of ADCB at the END of the related Collection Period that is Current          $ 3,387,899.50
     Portion of ADCB  at the END of the related Collection Period that
     is Delinquent Payments                                                               $    81,412.51
                                                                                                              ---------------
  Aggregate Discounted Contract Balance at the end of the related Collection Period                           $  3,469,312.01
                                                                                                              ===============

  Decline in Aggregate Discounted Contract Balance                                                            $    375,012.33

                                                                                                              ---------------
  AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                           $ 13,076,972.60
                                                                                                              ===============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS

     Lease #       Lessee Name
     --------------------------
     (See EXHIBIT A)                                                                       Current Month        Cumulative
                                                                                          ---------------     -----------------
                                                   Pool A Total Discounted Present Value  $  1,925,231.85     $   18,017,893.69
                                                   Pool B Total Discounted Present Value  $             -     $      374,386.49
                                                                                                              -----------------

     a)  Discounted Contract Balances of all
         Defaulted Contracts                                                                                  $   18,392,280.18
     b)  ADCB at Closing Date                                                                                 $  270,243,724.70
     c)  (Cannot Exceed 6% over the
         Life of the)                                                                                                      6.81%

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)
                                                                                                                 Predecessor
                                                       Discounted                           Predecessor          Discounted
     Lease #                                          Present Value                            Lease #           Present Value
     --------                                      -------------------                    ---------------     -----------------
     3024-003                                      $    1,289,113.68                             1667-003     $    1,466,069.44
                            Cash                   $      176,955.76
     1743-004                                      $    1,539,883,34                             2425-001     $    1,890,612.33
     3221-001                                      $    1,496,892,51                             2427-001     $    1,194,070.97
     3323-002                                      $    1,181,820.77                              917-503     $      644,152.99
     3323-002                                      $     1,162,12359                             1004-503     $       77,559.49
                                                   -----------------
                                                                                                 1048-501     $      896,884.04
                                                                                                 1049-504     $      644,152.99
                                                                                                 1050-504     $       85,901.56
                                                                                                              -----------------
                                 Totals:           $    6,846,789.65                                          $    6,899,403.81

     a) Discounted Contract Balances of All Prepaid Contracts                                                 $    6,899,403.81
     b) ADCB of Pool A at Closing Date                                                                        $  211,061,551.13
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      3.27%

     Data for Current Reporting Period Substitutions

     a) Total Discounted Contract Balance of Predecessor Receivables                      $             -
     b) Total Discounted Contract Balance of Substitute Receivables                       $             -
     c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                           $             -

     Changes in any of the above detail during the related Collection Period              YES                 NO              X
                                                                                          -------------------------------------
     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)
                                                                                                                 Predecessor
                                                       Discounted                           Predecessor          Discounted
     Lease #                                          Present Value                           Lease #           Present Value
     -----------                                   -------------------                    ---------------     -----------------
      NONE

                              Totals:              $               -                                          $               -

     a) Discounted Contract Balances of All Prepaid Contracts                                                 $               -
     b) ADCB of Pool B at Closing Date                                                                        $   59,182,173.57
     c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                        0.00%

      Data for Current Reporting Period Substitutions
     ------------------------------------------------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables                      $             -
     b) Total Discounted Contract Balance of Substitute Receivables                       $             -
     c) If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement 7.02                                         $             -

     Changes in any of the above detail during the related Collection Period              YES                 NO              X
                                                                                          -------------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)                                          Predecessor
                                                      Discounted                            Predecessor          Discounted
      Lease #                                      Present Value                              Lease #           Present Value
     ---------                                     -----------------                      ---------------     -----------------
     2841-001                                      $    1,121,500.51                             2207-001     $      551,274.29
     2004383-1                                     $      512,828.61                             2207-002     $    1,160,782.50
     2006209-2                                     $      252,655.70                             2207-003     $      181,136.33
                            Cash                   $        6,208.31
     2875-007                                      $    1,629,015.55                             2337-001     $    1,215,773.70
     3024-003                                      $    1,495,882.60                             4283-401     $      286,487.54
                                                                                                 2314-002     $    1,209,395.06
     3718-005                                      $    1,711,481.42                             1969-003     $    1,251,411.72
                                                   -----------------
                                                                                                 1954-002     $      221,077.49
                                                                                                 1954-003     $       74,796.06
                                                                                                 1095-501     $      209,827.19
                                                                                                              -----------------
                                  Totals:          $    6,729,572.70                                          $    6,361,961.88

     a) Discounted Contract Balances of All Non-Performing
          Contracts and of all Contracts Substituted                                                          $    6,361,961.88
     b) ADCB of Pool A at Closing Date                                                                        $  211,061,551.13
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      3.01%

     Data for Current Reporting Period Substitutions

     a) Total Discounted Contract Balance of Predecessor Receivables                      $             -
     b) Total Discounted Contract Balance of Substitute Receivables                       $             -
     c) If (a) > (b), amount to be deposited in Collection Account
          per Contribution & Servicing Agreement 7.02                                     $             -

     Changes in any of the above detail during the related Collection Period              YES                  NO         X
                                                                                          -------------------------------------

     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)
                                                                                                                Predecessor
                                                      Discounted                            Predecessor          Discounted
      Lease #                                        Present Value                            Lease #           Present Value
     --------                                      -----------------                      ---------------     -----------------
      NONE

                             Totals:                                                                          $               -

     a) Discounted Contract Balances of All Non-Performing Contracts
        and of all Contracts Substituted                                                                      $               -
     b) ADCB of Pool B at Closing Date                                                                        $   59,182,173.57
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      0.00%

     Data for Current Reporting Period Substitutions

     a) Total Discounted Contract Balance of Predecessor Receivables                      $             -
     b) Total Discounted Contract Balance of Substitute Receivables                       $             -
     c) If (a) > (b), amount to be deposited in Collection Account
          per Contribution & Servicing Agreement 7.02                                     $             -

     Changes in any of the above detail during the related Collect                        YES                 NO          X
                                                                                          -------------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

XV. POOL PERFORMING MEASUREMENTS

 1                     Aggregate Discounted Contract Balance

    Contracts Delinquent > 90 days

    - This Month  :                                        $    170,942.27
    -1 Month Prior  :                                      $  2,071,412.19
    -2 Months Prior  :                                     $  5,455,171.63
                                                           ---------------
    Total                                                  $  7,697,526.10

    a) 3 Month Average:                                    $  2,565,842.03

    Total Outstanding Contracts


    - This Month  :                                        $ 13,076,972.60
    -1 Month Prior  :                                      $ 17,202,695.76
    -2 Months Prior  :                                     $ 22,055,410.66
                                                           ---------------
    Total                                                  $ 52,335,079.02

    b) 3 Month Average:                                    $ 17,445,026.34
    c) a/b                                                           14.71%

2.  Does a Delinquency Condition Exist (1c > 6%)?                YES
                                                           ---------------

3.  Restricting Event Check

    A. A Delinquency Condition Exists for Current Period?        YES
                                                           ---------------
    B. An Indenture Event of Default has occurred and is
        then Continuing? *                                       NO
                                                           ---------------
4.  Has a Servicer Event of Default Occurred? *                  NO
                                                           ---------------
5.  Amortization Event?                                          YES
                                                           ---------------
6.  Aggregate Discounted Contract Balance at Closing Date  $270,243,724.70

    Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

     A.D.C.B  **
     ----------------------------------------------------
     30 Days Overdue                                       $    543,733.35
     60 Days Overdue                                       $    965,092.53
     90 Days Overdue                                       $    105,679.67
     120 Days Overdue                                      $     53,552.21
     150 Days Overdue                                      $     11,710.39
     180 Days Overdue                                      $             -
                                                           ---------------
                                                           $  1,679,768.15

     % OF TOTAL                                            $ 13,076,972.60
     A.D.C.B
     ----------------------------------------------------
     30 Days Overdue                                                 4.158%
     60 Days Overdue                                                 7.380%
     90 Days Overdue                                                 0.808%
     120 Days Overdue                                                0.410%
     150 Days Overdue                                                0.090%
     180 Days Overdue                                                0.000%

--------------------------------------------------------------------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                        DIV Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                  July 13, 2004

EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS

                                        DISCOUNTED
                                     ----------------
DEFAULT MONTH    CONTRACT #   POOL   CONTRACT BALANCE
-------------   -----------   ----   ----------------
    Aug-03      9900321-401   A      $       4,277.92
    Aug-03      0000863-507   B      $      24,434.56
    Oct-03      0002413-001   A      $     569,985.52
    Oct-03      0001459-003   B      $     164,789.31
    Oct-03      0001459-004   B      $      19,896.50
    Nov-03      0002932-001   A      $     613,520.60
    Dec-03      0002277-001   A      $     449,948.55
    Dec-03      9901391-401   A      $      17,667.91
    Jan-04      0002256-001   A      $     392,478.67
    Jan-04      0002276-001   A      $     380,539.91
    Jan-04      0002286-001   A      $     428,265.84
    Jan-04      0002405-001   A      $   2,283,078.31
    Jan-04      0002405-002   A      $   2,234,657.42
    Jan-04      0002405-005   A      $   1,062,740.69
    Jan-04      0002414-001   A      $   1,998,632.76
    Jan-04      0003307-001   A      $     771,607.08
    Jan-04      0003323-003   A      $     758,746.79
    Jan-04      0003718-005   A      $   1,677,364.78
    Jan-04      0002286-002   A      $      71,935.56
    Jan-04      0002256-002   A      $      16,181.06
    Jan-04      0002256-003   A      $      21,636.49
    Jan-04      0002276-002   A      $      63,633.14
    Jan-04      0002365-001   A      $      13,717.52
    Jan-04      0001759-002   A      $       9,686.89
    Jan-04      0002178-002   A      $      52,163.19
    Jan-04      0002277-002   B      $      46,819.13
    Feb-04      9900840-401   A      $         524.55
    Feb-04      0002225-003   A      $     120,475.68
    Feb-04      0002225-001   A      $     107,875.23
    Feb-04      0002225-002   A      $     489,216.05
    Feb-04      0001124-501   B      $      12,894.83
    Feb-04      0001082-501   B      $     103,434.01
    Mar-04      0002225-004   A      $     144,628.26
    Mar-04      9805185-401   A      $         345.64
    Mar-04      0002225-005   A      $      56,530.72
    Apr-04      9702450-303   A      $       3,381.70
    May-04      0001829-004   A      $     242,505.62
    May-04      0001829-005   A      $      65,070.89
    May-04      0001975-002   A      $     667,947.38
    May-04      0002345-002   A      $     237,928.31
    May-04      0001968-001   A      $      40,428.72
    May-04      9900017-101   A      $       2,340.68
    Jun-04      3024-003      A      $   1,896,585.60
    Jun-04      1639-001      A      $      28,646.25

CHARGEOFFS
    Feb-04      0001166-501   B      $       2,118.15
    Nov-03      9805562-403   A      $       4,467.05
    Dec-03      9900373-401   A      $       7,623.08
    Dec-03      9901524-701   A      $       8,681.96
    Feb-04      9800277-702   A      $         223.70

                                     ----------------
                                     $  18,392,280.18
                                     ================

CURRENT MONTH DEFAULTS RETURNED TO ADCB

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A EXHIBIT B

                     MAY ADCB       MAY DELINQ     JUNE ADCB        JUNE DELINQ
001-9803867-401    $          -    $          -   $          -    $           -
001-9804965-501    $          -    $          -   $          -    $           -
001-9901022-901    $          -    $          -   $          -    $           -
013-9900430-601    $          -    $          -   $          -    $           -
022-9900436-401    $          -    $          -   $          -    $           -
001-9900472-401    $          -    $          -   $          -    $           -
001-9900603-401    $          -    $          -   $          -    $           -
001-9900258-601    $          -    $          -   $          -    $           -
001-9803320-101    $          -    $          -   $          -    $           -
022-9900173-501    $          -    $          -   $          -    $           -
002-5051111-103    $          -    $          -   $          -    $           -
013-9802755-501    $          -    $          -   $          -    $           -
001-9900336-901    $          -    $          -   $          -    $           -
001-9900370-401    $          -    $          -   $          -    $           -
001-9900390-901    $          -    $          -   $          -    $           -
031-9900561-701    $          -    $          -   $          -    $           -
001-9803852-501    $          -    $          -   $          -    $           -
031-9700562-702    $          -    $          -   $          -    $           -
001-9804360-501    $          -    $          -   $          -    $           -
001-9900219-901    $          -    $          -   $          -    $           -
031-9805425-701    $          -    $          -   $          -    $           -
001-9900317-401    $          -    $          -   $          -    $           -
031-9900756-702    $          -    $          -   $          -    $           -
013-9900739-401    $          -    $          -   $          -    $           -
013-9900345-501    $          -    $          -   $          -    $           -
041-9802142-501    $          -    $          -   $          -    $           -
001-9900593-401    $          -    $          -   $          -    $           -
001-9900807-401    $          -    $          -   $          -    $           -
002-9601965-902    $          -    $          -   $          -    $           -
001-0002248-001    $          -    $          -   $          -    $           -
001-0002249-001    $          -    $          -   $          -    $           -
001-0002250-001    $          -    $          -   $          -    $           -
001-0002251-001    $          -    $          -   $          -    $           -
001-0001956-002    $          -    $          -   $          -    $           -
001-0002211-002    $          -    $          -   $          -    $           -
001-0002144-001    $          -    $          -   $          -    $           -
001-0001956-001    $          -    $          -   $          -    $           -
001-9803556-501    $          -    $          -   $          -    $           -
001-9900208-401    $          -    $          -   $          -    $           -
013-9900292-501    $          -    $          -   $          -    $           -
031-9804950-701    $          -    $          -   $          -    $           -
001-0002196-002    $          -    $          -   $          -    $           -
001-9900932-401    $          -    $          -   $          -    $           -
001-9900368-601    $          -    $          -   $          -    $           -
001-0001724-003    $          -    $          -   $          -    $           -
001-0001294-008    $          -    $   1,195.20   $          -    $    1,195.20
001-0002196-001    $          -    $          -   $          -    $           -
001-0001809-004    $          -    $   2,036.85   $          -    $    2,036.85
001-0002201-002    $          -    $          -   $          -    $           -
001-0002229-001    $          -    $   2,973.58   $          -    $    2,973.58
001-0001586-010    $          -    $   3,002.00   $          -    $    3,002.00
001-0001619-006    $          -    $   6,118.65   $          -    $    6,118.65
001-0002331-001    $          -    $   9,137.70   $          -    $           -
002-9803130-402    $          -    $          -   $          -    $           -
021-9900395-621    $          -    $          -   $          -    $           -
001-9901054-401    $          -    $          -   $          -    $           -
001-9901111-401    $          -    $     237.50   $          -    $           -
001-9900832-401    $          -    $          -   $          -    $           -
001-9900848-401    $          -    $          -   $          -    $           -
002-9702370-402    $          -    $          -   $          -    $           -
001-9901094-901    $          -    $     838.75   $          -    $      838.75
001-0001051-501    $          -    $          -   $          -    $           -
001-0001873-007    $          -    $   2,402.56   $          -    $    2,402.56
001-0002231-003    $          -    $   2,671.03   $          -    $           -
001-0001873-004    $          -    $   3,671.74   $          -    $    3,671.74
001-0004268-401    $          -    $   5,872.95   $          -    $           -
001-0001873-001    $          -    $  10,166.10   $          -    $   10,166.10
001-0000983-029    $          -    $          -   $          -    $           -
001-0002296-001    $          -    $          -   $          -    $           -

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

001-9900327-401            $       145.50  $      292.88  $            -      $      176.44
001-9901285-401            $       259.25  $      283.44  $            -      $           -
001-9901357-401            $       299.78  $           -  $            -      $      301.73
001-9901062-401            $       307.68  $      334.44  $            -      $      334.44
001-9900717-401            $       324.79  $      347.33  $            -      $      347.33
001-9900383-601            $       371.59  $      365.48  $            -      $      771.74
001-9901063-901            $       402.54  $           -  $            -      $           -
001-9901028-401            $       521.95  $      525.34  $            -      $           -
001-0001879-006            $       536.75  $           -  $            -      $      582.37
013-9900916-901            $       664.99  $           -  $            -      $           -
001-9900486-401            $       741.05  $           -  $            -      $           -
001-0002245-001            $       843.50  $      848.98  $            -      $      848.98
001-9901394-542            $       992.55  $      999.00  $            -      $           -
001-9901086-401            $     1,045.81  $    1,002.43  $            -      $      313.68
001-0002281-001            $     1,118.46  $    2,791.89  $            -      $    2,803.15
001-0001956-003            $     1,166.42  $           -  $            -      $    1,270.86
001-0001921-002            $     1,507.21  $           -  $            -      $           -
001-0002237-002            $     2,136.13  $           -  $            -      $           -
001-0002242-001            $     2,351.73  $    9,468.00  $            -      $    2,367.00
001-9901215-901            $     2,364.64  $    2,492.46  $            -      $    2,492.46
001-9901080-621            $     2,402.89  $           -  $            -      $           -
001-0002231-004            $     2,954.82  $    2,974.01  $            -      $    2,974.01
001-0000238-002            $     5,189.71  $    5,223.42  $            -      $    5,223.42
001-0002269-001            $     7,990.38  $    8,042.28  $            -      $    8,042.28
001-0000983-031            $    10,978.69  $           -  $            -      $           -
001-0000983-030            $    11,674.18  $           -  $            -      $           -
001-9900976-401            $            -  $    1,431.71  $            -      $           -
031-9901004-701            $            -  $           -  $            -      $           -
002-9901510-702            $       320.30  $      161.71  $            -      $           -
001-9901283-401            $       355.85  $      538.98  $       160.67      $      179.66
022-9901152-401            $       445.06  $      238.18  $       178.50      $           -
031-9901574-701            $       476.10  $      261.11  $       223.25      $           -
031-9703286-702            $       509.71  $      257.34  $       238.82      $           -
001-9901252-611            $       395.06  $      143.41  $       255.68      $           -
001-9901523-401            $       583.67  $      294.68  $       264.22      $           -
001-9901531-301            $       635.98  $      346.77  $       292.78      $      693.54
001-9901421-901            $       668.68  $           -  $       319.02      $           -
001-9901522-901            $       735.35  $      735.62  $       335.42      $      334.14
001-9901346-901            $       786.33  $           -  $       368.86      $           -
001-9901298-901            $       870.09  $      439.29  $       394.44      $      878.58
002-9801202-903            $       965.44  $      487.43  $       436.46      $           -
001-9900250-302            $     1,020.43  $           -  $       484.28      $           -
001-9900690-401            $       800.21  $      289.12  $       511.87      $      289.12
013-9900531-401            $       689.36  $      150.76  $       535.20      $      150.76
001-0001845-005            $     1,169.47  $    1,251.74  $       553.27      $    1,251.74
031-9900760-701            $     1,325.33  $           -  $       586.63      $      646.95
001-9901491-701            $     1,336.96  $      675.00  $       664.81      $    1,350.00
001-9901319-701            $     1,336.96  $      719.55  $       670.64      $      719.55
001-0001566-003/3102-003   $     1,537.01  $      776.00  $       670.64      $    1,552.00
001-0002242-002            $     1,842.13  $    2,790.15  $       770.99      $      930.05
001-9900547-901            $     1,473.62  $      497.60  $       924.05      $      497.60
001-0002143-003            $     2,020.06  $           -  $       985.59      $           -
001-0002193-002            $     2,179.98  $    1,166.66  $     1,013.30      $    1,166.66
001-9900898-401            $     1,504.70  $      325.24  $     1,093.52      $           -
001-0002317-001            $     2,469.97  $    2,668.63  $     1,207.65      $    2,668.63
001-0002315-001            $     2,522.60  $    2,547.20  $     1,238.98      $    2,547.20
002-9704297-402            $     2,647.80  $    1,403.65  $     1,265.38      $           -
001-9901446-701            $     1,998.98  $      722.25  $     1,328.18      $           -
001-9901438-401            $     2,194.64  $      792.94  $     1,336.96      $           -
001-9900880-401            $     2,164.74  $      585.76  $     1,467.82      $    1,171.52
001-0002231-005            $     2,462.68  $      831.58  $     1,628.80      $      831.58
001-0002218-002            $     3,775.52  $           -  $     1,647.10      $
002-9900994-702            $     2,656.72  $      722.25  $     1,893.87      $      722.25
001-0002231-006            $     3,395.68  $    1,146.63  $     1,998.98      $    1,146.63
001-0002299-003            $     3,458.97  $           -  $     2,271.11      $    1,258.34
001-0001993-002            $     2,951.09  $           -  $     2,313.44      $           -
001-0001905-103            $     3,613.14  $           -  $     2,467.17      $           -
001-0002293-002            $     3,669.85  $           -  $     2,718.61      $           -
001-0002280-003            $     6,120.31  $           -  $     2,930.08      $           -
001-0001667-002            $     5,130.42  $           -  $     3,070.06      $           -
001-0002418-001            $     5,894.26  $    4,180.06  $     3,942.21      $    4,180.07
001-0002093-003            $     6,224.96  $           -  $     4,163.39      $           -

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

001-0002313-006             $     5,207.47    $           -    $     4,643.73    $           -
001-0001973-003             $     5,495.28    $           -    $     4,823.32    $      707.65
001-0002280-002             $     6,365.04    $           -    $     5,108.46    $           -
001-9901473-901             $     6,108.36    $           -    $     5,362.00    $      252.63
001-0002313-004             $     6,412.69    $           -    $     5,718.48    $           -
001-0002059-006             $    10,527.95    $           -    $     7,041.33    $           -
001-0002302-001             $    14,898.69    $           -    $     7,473.46    $           -
001-0002410-002             $     9,282.84    $           -    $     7,760.63    $           -
001-0001993-003             $     9,305.95    $           -    $     7,779.95    $           -
001-0002231-007             $    12,604.90    $    3,202.56    $     9,484.21    $    3,202.56
001-0002293-003             $    16,636.67    $           -    $    13,126.74    $           -
001-9901299-901             $    18,831.48    $           -    $    15,113.79    $           -
001-0001633-003             $    32,733.03    $           -    $    16,419.49    $           -
001-0002300-001             $    21,135.89    $           -    $    16,963.26    $           -
001-0002270-002             $    26,466.46    $           -    $    17,701.36    $           -
001-0002299-001             $    38,140.02    $           -    $    19,131.74    $           -
001-0002053-001             $    26,834.85    $           -    $    20,191.15    $           -
001-0002059-004             $    27,708.62    $           -    $    20,848.59    $           -
001-0002218-001             $    41,800.40    $   14,104.04    $    20,967.85    $   10,104.04
001-0002340-001             $    28,004.87    $           -    $    21,071.50    $           -
001-0002059-007             $    27,035.93    $           -    $    21,698.53    $           -
001-0002059-002             $    29,464.02    $           -    $    22,169.40    $           -
001-0000983-032             $    31,290.27    $           -    $    23,543.51    $           -
001-0002309-002             $    31,443.77    $           -    $    23,659.00    $           -
001-0001566-002/3102-002    $    49,449.71    $   74,898.00    $    24,804.89    $   49,872.00
001-0002313-005             $    29,642.80    $           -    $    26,433.80    $           -
001-0002154-001             $    35,264.93    $           -    $    26,534.12    $           -
001-0001938-004             $    29,859.92    $           -    $    26,973.35    $           -
001-0002441-001             $    39,169.24    $    7,987.15    $    31,436.49    $   15,974.30
001-0002280-001             $    39,926.08    $           -    $    32,043.92    $           -
001-0002290-001             $    49,376.21    $           -    $    33,023.91    $           -
001-0002191-002             $    59,232.47    $           -    $    33,131.07    $           -
001-0002313-001             $    39,505.76    $           -    $    35,229.04    $           -
001-0002313-003             $    40,004.84    $           -    $    35,674.09    $           -
001-0002247-001             $    37,586.33    $    2,109.21    $    35,721.25    $    2,109.21
001-0002313-002             $    40,531.37    $           -    $    36,143.62    $           -
001-0002323-001             $    54,428.44    $           -    $    36,402.96    $   18,379.00
001-0002213-002             $    38,778.80    $    1,750.22    $    37,280.45    $    1,750.22
001-0002309-001             $    56,942.71    $           -    $    38,084.56    $           -
001-0002404-001             $    58,071.64    $   58,827.63    $    38,839.61    $   58,827.63
001-0002322-001             $    46,819.11    $           -    $    39,141.68    $           -
001-0001824-008             $    43,071.40    $           -    $    39,885.38    $           -
001-0002330-001             $    50,364.83    $           -    $    44,210.95    $           -
001-0002208-001             $    49,473.82    $    3,083.28    $    46,711.88    $    3,083.28
001-0002265-001             $    77,828.32    $   26,280.50    $    52,053.32    $           -
001-0002267-003             $    54,481.00    $    2,825.53    $    52,169.29    $    2,825.53
001-0002272-003             $    58,757.96    $           -    $    54,411.60    $           -
001-0002093-004             $    64,068.70    $           -    $    55,092.83    $           -
001-0002272-004             $    63,561.99    $           -    $    58,860.27    $    5,114.56
001-0002220-001             $    91,820.23    $           -    $    69,087.61    $           -
001-0002193-001             $    75,376.51    $    4,031.12    $    71,834.96    $    4,031.12
001-0002288-001             $   102,832.64    $   23,233.65    $    82,531.54    $           -
001-0002293-001             $   104,328.64    $           -    $    83,297.87    $    4,341.65
001-0002272-002             $    95,449.62    $           -    $    88,389.15    $           -
003-2005209-002             $    93,412.96    $           -    $    88,777.69    $           -
001-0002410-001             $   121,112.02    $           -    $   101,251.97    $           -
001-0002841-001             $   144,110.46    $           -    $   115,660.35    $           -
001-0002272-001             $   140,184.04    $           -    $   127,848.54    $           -
001-0001894-004             $   145,450.15    $           -    $   131,495.86    $           -
001-0002211-001             $   160,490.66    $           -    $   140,038.33    $           -
001-0001993-001             $   169,150.08    $           -    $   141,412.71    $           -
001-0002118-001             $   193,740.98    $           -    $   155,492.87    $           -
001-0001938-003             $   185,947.99    $           -    $   166,010.25    $           -
001-0002393-001             $   188,600.28    $           -    $   168,183.25    $           -
001-0001560-006             $   215,483.73    $           -    $   180,148.52    $           -
001-0002246-001             $   207,282.54    $           -    $   184,843.05    $   25,748.14
003-2004383-001             $   196,175.03    $           -    $   186,957.80    $           -
001-0002232-001             $   214,141.81    $           -    $   191,480.68    $           -
001-0001437-004             $   302,097.18    $           -    $   276,477.32    $           -
001-0001722-002             $   333,761.63    $           -    $   302,692.41    $           -
001-0002387-002             $   554,535.68    $           -    $   541,267.83    $           -
001-0002222-001             $   729,664.51    $           -    $   698,703.73    $           -

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

001-0002875-007             $   763,339.18  $   52,804.79  $   736,294.19    $   84,807.71
001-0001743-004             $   804,140.38  $   31,502.79  $   777,860.53    $   31,502.79
001-0001743-001             $   826,232.68  $           -  $   801,198.66    $           -
001-0002062-001             $ 1,272,637.40  $           -  $ 1,225,588.26    $           -
PAYOFFS
001-9805374-501             $            -  $           -  $            -    $           -    June, 2004 Payoff
001-9900382-401             $            -  $           -  $            -    $           -    June, 2004 Payoff
001-9900549-401             $            -  $           -  $            -    $           -    June, 2004 Payoff
020-3091039-904             $            -  $           -  $            -    $           -    June, 2004 Payoff
001-9805561-101             $            -  $           -  $            -    $           -    June, 2004 Payoff
001-9900737-541             $            -  $           -  $            -    $           -    June, 2004 Payoff
002-9901094-902             $            -  $      344.30  $            -    $           -    June, 2004 Payoff
002-9700562-403             $            -  $           -  $            -    $           -    June, 2004 Payoff
031-9900991-701             $            -  $           -  $            -    $           -    June, 2004 Payoff
002-9701270-404             $            -  $      378.54  $            -    $           -    June, 2004 Payoff
001-9900759-401             $            -  $      436.16  $            -    $           -    June, 2004 Payoff
001-9901104-701             $            -  $           -  $            -    $           -    June, 2004 Payoff
002-9900338-532             $            -  $      842.19  $            -    $           -    June, 2004 Payoff
001-9901402-401             $       260.88  $           -  $            -    $           -    June, 2004 Payoff
013-5061187-403             $       368.90  $           -  $            -    $           -    June, 2004 Payoff
001-9805316-501             $       392.67  $           -  $            -    $           -    June, 2004 Payoff
001-9901399-401             $       692.57  $      516.14  $            -    $           -    June, 2004 Payoff
001-9901058-901             $     1,179.34  $           -  $            -    $           -    June, 2004 Payoff
001-0002176-001             $     3,229.03  $           -  $            -    $           -    June, 2004 Payoff
001-0002165-002             $     9,265.81  $           -  $            -    $           -    June, 2004 Payoff
001-0002092-001             $    22,307.52  $           -  $            -    $           -    June, 2004 Payoff
001-0002246-003             $    30,330.03  $           -  $            -    $           -    June, 2004 Payoff
001-0002438-002             $   636,516.39  $   88,972.56  $            -    $           -    June, 2004 Payoff
034-2091113-502             $            -  $           -  $            -    $           -    May, 2004 Payoff
034-9900271-501             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9901576-401             $            -  $           -  $            -    $           -    May, 2004 Payoff
002-9900338-533             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9900575-401             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9900575-402             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9900588-401             $            -  $           -  $            -    $           -    May, 2004 Payoff
031-9900794-701             $            -  $           -  $            -    $           -    May, 2004 Payoff
002-9804364-902             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0001830-006             $            -  $           -  $            -    $           -    May, 2004 Payoff
021-9900246-531             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0001560-008             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002161-001             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002235-001             $            -  $           -  $            -    $           -    May, 2004 Payoff
013-9802604-501             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9900329-501             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002275-001             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0001873-005             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002274-001             $            -  $           -  $            -    $           -    May, 2004 Payoff
031-9700192-702             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9901045-401             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002275-003             $            -  $           -  $            -    $           -    May, 2004 Payoff
021-9900338-626             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002274-003             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-9901136-541/30718-001   $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002274-002             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002312-001             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002275-002             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002312-002             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0001873-002             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0001873-003             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0002234-001             $            -  $           -  $            -    $           -    May, 2004 Payoff
001-0001905-005             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-0002123-001             $            -  $           -  $            -    $           -    April, 2004 Payoff
002-9701270-403             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-9900377-901             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-9805357-501             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-9900220-901             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-9900969-401             $            -  $           -  $            -    $           -    April, 2004 Payoff
031-9901043-701             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-9900297-901             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-9901249-901             $            -  $           -  $            -    $           -    April, 2004 Payoff
001-0002159-001             $            -  $           -  $            -    $           -    April, 2004 Payoff
022-9804644-501             $            -  $           -  $            -    $           -    April, 2004 Payoff
                            ------------------------------------------------------------------------------------
                            $12,482,754.54  $  875,616.88  $ 9,198,604.68    $  409,055.91
                            ====================================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

DEFAULTS
001-0001639-001    $            -     $   28,646.25              $            -            $   28,646.25     June, 2004 Default
001-0003024-003    $ 1,508,149.38     $  332,945.28              $            -            $  388,436.22     June, 2004 Default
013-9900017-101    $            -     $    2,340.68                                                          May, 2004 Default
001-0001968-001    $            -     $   35,403.69                                                          May, 2004 Default
001-0001829-005    $            -     $   28,350.96                                                          May, 2004 Default
001-0002345-002    $            -     $  103,663.80                                                          May, 2004 Default
001-0001829-004    $            -     $   48,741.30                                                          May, 2004 Default
001-0001975-002    $            -     $  151,549.51                                                          May, 2004 Default
002-9702540-303/9702450-303                                                                                  April, 2004 Default
001-0002225-004                                                                                              March, 2004 Default
001-0002225-005                                                                                              March, 2004 Default
001-9805185-401                                                                                              March, 2004 Default
001-0002225-001                                                                                              February, 2004 Default
001-0002225-002                                                                                              February, 2004 Default
001-0002225-003                                                                                              February, 2004 Default
001-9900840-401                                                                                              February, 2004 Default
031-9800277-702                                                                                              February, 2004 Default

                   MAY DEFAULTS DCB   $ 1,256,221.60             JUNE DEFAULTS DCB         $1,925,231.85
                   =====================================================================================

SETTLEMENTS                                                                                  GAIN/LOSS
-----------                                                                                -------------
001-0002335-001                                                  May, 2004 Settlement      $  (27,687.17)
001-0002335-002                                                  May, 2004 Settlement      $  (55,968.41)
                   -------------------------------------------------------------------------------------
                   MAY TOTAL BALANCE  $ 13,358,371.42            JUNE TOTAL BALANCE        $9,607,660.59
                   =====================================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL B EXHIBIT C

                             MAY ADCB       MAY DELINQ      JUNE ADCB       JUNE DELINQ
001-0000792-508           $           -    $         -    $           -    $         -
001-0000985-501           $           -    $         -    $           -    $         -
001-0001067-501           $           -    $  7,495.87    $           -    $  5,591.74
001-0001126-504           $           -    $         -    $           -    $         -
001-0001831-004           $           -    $         -    $           -    $         -
001-0002096-011           $           -    $         -    $           -    $         -
001-0002343-001           $           -    $         -    $           -    $         -
001-0001161-501           $           -    $         -    $           -    $         -
001-0001041-547           $           -    $         -    $           -    $         -
001-0001136-501           $           -    $         -    $           -    $         -
001-0001164-501           $           -    $         -    $           -    $         -
001-0001168-501           $           -    $         -    $           -    $         -
001-0001171-501           $           -    $         -    $           -    $         -
001-0001172-501           $           -    $         -    $           -    $         -
001-0001177-501           $           -    $         -    $           -    $         -
001-0002344-002           $           -    $         -    $           -    $         -
001-0002363-001           $           -    $         -    $           -    $         -
001-0000975-502           $           -    $    305.52    $           -    $         -
001-0001087-501           $           -    $         -    $           -    $         -
001-0001119-501           $           -    $         -    $           -    $         -
001-0001914-002           $           -    $         -    $           -    $         -
001-0001566-004/3102-004  $      297.58    $    299.51    $           -    $    599.02
001-0002350-002           $      468.88    $         -    $           -    $         -
001-0000110-566           $    1,144.13    $  3,454.68    $           -    $         -
001-0001122-501           $    1,326.06    $         -    $           -    $         -
001-0004240-403           $    1,521.05    $         -    $           -    $         -
001-0001658-003           $    1,528.40    $         -    $           -    $         -
001-0001096-501           $    3,131.33    $  3,151.67    $           -    $  3,151.67
001-0001071-503           $    6,032.07    $         -    $           -    $         -
001-0001039-504           $    6,376.98    $         -    $           -    $         -
001-0002350-001           $    6,698.30    $         -    $           -    $         -
001-0001134-501           $      871.50    $         -    $      437.16    $         -
001-0001894-006           $      870.67    $         -    $      582.32    $         -
001-0002073-011           $      962.56    $         -    $      643.78    $         -
001-0002073-012           $    1,022.38    $         -    $      683.79    $         -
001-0002073-010           $    1,504.43    $         -    $      737.43    $         -
001-0001106-502           $    1,050.00    $         -    $      877.82    $         -
001-0001658-004           $    2,158.94    $         -    $    1,082.97    $         -
001-0001148-503           $    2,569.62    $         -    $    1,288.97    $  1,297.34
001-0002339-004           $    4,282.23    $         -    $    2,148.05    $         -
001-0001143-501           $    3,894.30    $         -    $    2,390.18    $         -
001-0001139-501           $    3,612.97    $         -    $    2,416.43    $         -
001-0001106-504           $    3,015.09    $         -    $    2,520.67    $         -
001-0001140-501           $    3,983.15    $         -    $    2,664.02    $         -
001-0001106-505           $    3,261.46    $         -    $    2,726.64    $         -
001-0001153-501           $    4,281.93    $         -    $    2,863.85    $         -
001-0001167-501           $    4,281.93    $         -    $    2,863.85    $         -
001-0001144-501           $    4,335.56    $         -    $    2,899.72    $         -
001-0001106-503           $    5,091.63    $         -    $    4,256.70    $         -
001-0001097-504           $    5,051.30    $         -    $    4,340.42    $         -
001-0001141-501           $    6,234.44    $         -    $    4,690.93    $         -
001-0001246-005           $    6,903.54    $         -    $    5,194.38    $         -
001-0001097-503           $    7,510.38    $  1,105.23    $    6,453.93    $  1,105.23
001-0001560-005           $   10,789.26    $         -    $    7,216.10    $         -
001-0001108-501           $    9,575.61    $         -    $    8,005.39    $  1,632.41
001-0000867-556           $    9,875.94    $         -    $    8,474.08    $         -
001-0001170-501           $   10,754.54    $         -    $    8,631.39    $         -
001-0002073-009           $   12,923.16    $         -    $    8,643.30    $         -
001-0001107-501           $   13,375.60    $  2,594.34    $   11,054.73    $  5,188.68
001-0001106-501           $   17,779.64    $         -    $   14,864.12    $         -
001-0002252-002           $   17,961.48    $         -    $   15,016.14    $         -
001-0001534-004           $   22,945.27    $         -    $   15,346.31    $         -
001-0002255-001           $   24,343.54    $         -    $   16,281.50    $         -
001-0002299-002           $   16,454.58    $         -    $   16,454.58    $         -
001-0001097-502           $   25,909.89    $ 11,437.71    $   22,265.61    $ 11,437.71
001-0001945-007           $   37,716.26    $ 14,395.78    $   33,329.19    $ 19,027.82
001-0001973-002           $   44,116.19    $  1,349.97    $   34,101.11    $         -
001-0001895-004           $   61,278.27    $ 20,692.00    $   40,984.28    $ 20,692.00
001-0001110-501           $   52,927.82    $  9,819.09    $   47,545.73    $ 11,688.89

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

001-0001246-003           $   85,566.11     $              -    $   64,381.87    $            -
001-0004260-401           $   93,544.54     $              -    $   85,313.08    $            -
001-0001173-504           $  114,453.51     $              -    $  100,468.90    $            -
001-0001930-005           $  897,485.00     $              -    $  897,485.00    $            -
001-0001930-004           $  898,023.28     $              -    $  898,023.28    $            -
001-0001077-501           $1,057,471.64     $              -    $  979,249.79    $            -
PAYOFFS
001-0001084-501           $           -     $              -    $           -    $            -    June, 2004 Payoff
001-0002163-006           $    2,592.22     $              -    $           -    $            -    June, 2004 Payoff
001-0002188-001           $    3,512.91     $       1,652.43    $           -    $            -    June, 2004 Payoff
001-0002210-002           $    3,970.21     $       2,681.26    $           -    $            -    June, 2004 Payoff
001-0001104-501           $    4,518.65     $              -    $           -    $            -    June, 2004 Payoff
001-0002210-001           $   62,822.37     $      45,927.00    $           -    $            -    June, 2004 Payoff
001-0001080-501           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0001089-501           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0001873-006           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0002163-004           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0002163-005           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0002163-007           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0002163-003           $           -     $              -    $           -    $            -    May, 2004 Payoff
001-0001843-003           $           -     $              -    $           -    $            -    April, 2004 Payoff
001-0001079-501           $           -     $              -    $           -    $            -    April, 2004 Payoff
001-0001088-501           $           -     $              -    $           -    $            -    April, 2004 Payoff
001-0002329-001           $           -     $              -    $           -    $            -    April, 2004 Payoff
001-0002159-002           $           -     $              -    $           -    $            -    April, 2004 Payoff
                          -------------     ----------------    -------------    --------------
                          $3,717,962.28     $     126,362.06    $3,387,899.50    $    81,412.51
                          =============     ================    =============    ==============

DEFAULTS
001-0001124-501                                                                                    February, 2004 Default
001-0001082-501                                                                                    February, 2004 Default
001-0001166-501                                                                                    February, 2004 Default
                           --------------------------------------------------------------------
                          MAY DEFAULTS DCB  $            -  JUNE DEFAULTS DCB   $            -
                          =====================================================================

                          ---------------------------------------------------------------------
                          MAY TOTAL BALANCE $ 3,844,324.34  JUNE TOTAL BALANCE   $ 3,469,312.01
                          =====================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 July 13, 2004

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

/s/ Joseph A. Andries
------------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES